Exhibit 99.1

A Harbinger of Beauty Industry Resiliency,
BeautyHealth Announces Three-Year Plan to Double Sales, At Least Triple Profit

Company hosts Analyst and Investor Day in New York City today

Expects growth across all channels and geographies, projecting EMEA and APAC businesses to overtake Americas by 2025

Long Beach, Calif., September 15, 2022 – The Beauty Health Company (NASDAQ: SKIN), home to flagship brand Hydrafacial, today hosts its Analyst and Investor Day in New York City. At the event, BeautyHealth will provide an update on the significant progress the company is making on its five-point Master Plan and will announce new financial goals, namely to roughly double net sales and at least triple adjusted EBITDA by 2025.

“BeautyHealth is a category creator building the ultimate beauty regimen for skin health and personal confidence. Our differentiated product offering, innovative technology, compelling business model, and passionate community of providers and consumers have helped us deliver consistent growth and will propel our future,” said BeautyHealth President and Chief Executive Officer Andrew Stanleick.

“Our market opportunity is massive across geographies and categories and largely unpenetrated. Our new three-year growth and profitability goals reflect our confidence and ability to capitalize for the future. With an exceptional management team in place, we are just getting started.”

Event Overview:
The BeautyHealth Executive Committee will provide an update on progress made against investments in the company’s five-point Master Plan, namely efforts to:
1.Expand the BeautyHealth and Hydrafacial footprint by placing systems in a profitable landgrab
2.Invest in providers through education and events to fuel sales conversion
3.Drive brand awareness with agile marketing to increase engagement and utilization
4.Build a global infrastructure and innovation pipeline to scale profitable growth
5.Deliver accretive M&A to add product offerings and capabilities

Further insight will be shared on BeautyHealth’s:

Product and technology.
•Patented Hydrafacial technology that fosters a valuable partnership platform and delivers best-in-class results
•Progress launching globally our next generation, smart and connected delivery system, Syndeo, which is a massive leap forward in skincare technology to deliver a new, better and different treatment than any other product available

Financial outlook.
•A three-year outlook and significant market opportunity, with only 5% estimated penetration of a high-growth global market with 500,000+ potential doors
•An all-weather business model underpinned by robust category trends and a young, resilient, and higher income consumer who craves beauty and health experiences
•International expansion plans in the high-growth EMEA and APAC regions, projected to surpass BeautyHealth’s Americas business by 2025

Passionate community.
•Strong and growing Hydrafacial Nation, a community of passionate consumers and our global network of Experience Centers and HFX aesthetician training program

Massive brand awareness opportunity and plans to engage more consumers.
•Omnichannel go-to-market strategy, including expanding non-medical and retail partnerships and growing our dominant medical channel

Presentations will be followed by a live Q&A session.

Financial Plan:
Investments made in FY21 and continuing in FY22 are expected to drive demand, create degrees of operating leverage and fuel profitable growth for the future. The management team is confident in the momentum across the business, the loyalty and resilience of the consumer and the massive and growing opportunity across the beauty, wellness, aesthetics and health categories. Within this context, BeautyHealth has announced new financial goals:

•Double Net Sales: 2025 net sales target in the range of $600 – $700 million, representing approximately a 20% – 27% 2022E – 2025E net sales CAGR
•At least triple Adjusted EBITDA: With a target 2025 adjusted EBITDA margin in the range of 25% – 30%
•2023 Adjusted EBITDA Margin: Expect to drive incremental profitability starting in 2023, with a target adjusted EBITDA margin of approximately 18% – 20%

“We are setting thoughtful 2025 financial targets from a position of financial strength, supported by strong ongoing performance of six quarters of beating and raising as well as achieving recent record net sales,” said BeautyHealth Chief Financial Officer Liyuan Woo. “Following two years of heightened investment and scaling, we are shifting our focus to achieving heightened levels of profitability on our growth journey. Our dynamic growth flywheel, differentiated and complementary technology, nascent and large total addressable market, agile marketing, and engaged community set us up well to deliver our three-year plan.”

The Company will provide more detail on the full year 2023 net sales outlook in early 2023.

Webcast Information
BeautyHealth’s Analyst and Investor Day presentation is available via live webcast at https://www.beautyhealth.com/investor-day-2022 beginning at 9:00 a.m. EDT and concluding at around 12:30 p.m. EDT.

About The Beauty Health Company
The Beauty Health Company (NASDAQ: SKIN) is a global category-creating company delivering beauty health experiences that help consumers reinvent their relationship with their skin, bodies and self-confidence. Our flagship brand, Hydrafacial, created the category of hydradermabrasion by using a patented vortex-fusion delivery system to cleanse, extract, and hydrate the skin with proprietary solutions and serums. Hydrafacial provides a non-invasive and approachable skincare experience. Together, with our powerful community of aestheticians, consumers and partners, we are personalizing skin care solutions for all ages, genders, skin tones, and skin types. Hydrafacial is available in more than 90 countries with an install base of nearly 23,000 delivery systems providing millions of experiences to consumers each year. Find a local Hydrafacial at https://hydrafacial.com/find-a-provider/. For more information, visit www.beautyhealth.com.

Outlook
BeautyHealth’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The outlook does not take into account the impact of any unanticipated developments in the business or changes in the operating environment, nor does it take into account any acquisitions, dispositions or financings. In addition, given the uncertainty in the environment in which BeautyHealth is operating, the Company remains cautious of the potential risk for further market closures or other restrictive measures from existing or new COVID‐19 strains and the uneven global rollout and adoption of vaccines, as well as inflationary headwinds related to higher raw material, shipping and labor costs. BeautyHealth’s outlook assumes a largely reopened global market, which would be negatively impacted if closures or other restrictive measures persist or are reimplemented. See “Forward‐Looking Statements” for additional information.

Non‐GAAP Financial Measures
In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non‐GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe that these non‐GAAP financial measures, when reviewed collectively with our GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. These non‐GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non‐GAAP financial measures differently, particularly related to non‐recurring, unusual items.

The Company does not provide a reconciliation of its targeted fiscal 2023 and 2025 adjusted EBITDA to net income (loss), the most directly comparable forward looking GAAP financial measure, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition‐related expenses, amortization expenses, non‐cash stock‐based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's targeted fiscal 2023 and 2025 adjusted EBITDA is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward‐looking statements. See “Forward‐Looking Statements” for additional information.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “outlook,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside The Beauty Health Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include The Beauty Health Company’s ability to manage growth; The Beauty Health Company’s ability to execute its business plan; potential litigation involving The Beauty Health Company; changes in applicable laws or regulations; the possibility that The Beauty Health Company may be adversely affected by other economic, business, and/or competitive factors; and the impact of the continuing COVID-19 pandemic on the Company’s business. The Beauty Health Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts
The One Nine Three Group
Investors: Christine Lauterwasser
Email: BeautyealthIR@the193.com

Press: Kurt Hopfenspirger
Email: Beautyhealth@the193.com

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